                                                                   Exhibit 10.32

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                                U.S. $10,000,000

                                CREDIT AGREEMENT

                            DATED AS OF JULY 19, 2005

                                      AMONG

                              CLEARWIRE CORPORATION
                                 AS THE BORROWER

                                       AND

                                   BELL CANADA
                                  AS THE LENDER

================================================================================

                                TABLE OF CONTENTS

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                                                                            PAGE
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ARTICLE 1
   DEFINITIONS...........................................................     1
   1.1   Defined Terms...................................................     1
   1.2   Use of Defined Terms............................................     5
   1.3   Cross References................................................     5
   1.4   Accounting and Financial Determinations.........................     5

ARTICLE 2
   COMMITMENTS, BORROWING PROCEDURES AND NOTES...........................     5
   2.1   Term Loan Commitment............................................     5
   2.2   Term Loan Borrowing Procedure...................................     6
   2.3   Term Notes......................................................     6

ARTICLE 3
   REPAYMENTS, PREPAYMENTS AND INTEREST..................................     6
   3.1   Repayments and Prepayments......................................     6
   3.2   Interest........................................................     6
   3.3   Post-Maturity and Default Rates.................................     6
   3.4   Payment Dates...................................................     7

ARTICLE 4
   TAXES AND OTHER PROVISIONS............................................     7
   4.1   Taxes...........................................................     7
   4.2   Payments, Computations, Etc.....................................     8

ARTICLE 5
   CONDITIONS TO TERM LOANS..............................................     8
   5.1   Conditions Precedent to Initial Borrowing.......................     8
   5.2   Filing Statements...............................................     9
   5.3   Security Agreements.............................................     9
   5.4   Delivery of Term Notes..........................................     9
   5.5   Required Consents and Approvals.................................     9
   5.6   Compliance with Warranties, No Default, Etc.....................     9
   5.7   Satisfactory Legal Form.........................................     9
   5.8   Conditions Precedent to All Borrowings..........................     9

ARTICLE 6
   REPRESENTATIONS AND WARRANTIES........................................    10
   6.1   Organization and Good Standing..................................    10
   6.2   Authorization and Validity of Agreement.........................    10
   6.3   Conflicts with Other Agreements.................................    10
   6.4   Authorizations..................................................    11
   6.5   Compliance with Law.............................................    11
   6.6   Priority of Security Interests..................................    11


                                      (i)

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                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE 7
   COVENANTS.............................................................    11
   7.1   Affirmative Covenants...........................................    11
   7.2   Negative Covenants..............................................    12

ARTICLE 8
   EVENTS OF DEFAULT.....................................................    13
   8.1   Listing of Events of Default....................................    13
   8.2   Action if Bankruptcy............................................    14
   8.3   Action if Other Event of Default................................    15

ARTICLE 9
   MISCELLANEOUS PROVISIONS..............................................    15
   9.1   Waivers, Amendments, Etc........................................    15
   9.2   Notices; Time...................................................    15
   9.3   Payment of Costs and Expenses...................................    16
   9.4   Indemnification.................................................    16
   9.5   Survival........................................................    16
   9.6   Severability....................................................    16
   9.7   Headings........................................................    17
   9.8   Execution in Counterparts, Effectiveness, Etc...................    17
   9.9   Governing Law; Entire Agreement.................................    17
   9.10  Successors and Assigns..........................................    17
   9.11  Other Transactions..............................................    17
   9.12  Consent to Jurisdiction.........................................    17
   9.13  Waiver of Jury Trial............................................    17
   9.14  Payments in Other Currencies....................................    18
   9.15  Language........................................................    18

EXHIBIT A FORM OF SECURITY AGREEMENTS

EXHIBIT B FORM OF PROMISSORY NOTE

EXHIBIT C FORM OF BORROWING REQUEST


                                      (ii)

                                CREDIT AGREEMENT

THIS CREDIT AGREEMENT, dated as of July 19, 2005, is between CLEARWIRE CORPORATION, a Delaware corporation (the "BORROWER"), and BELL CANADA, a Canadian corporation (the "LENDER").

WITNESSETH:

WHEREAS, the Borrower has requested that the Lender extend credit to the Borrower for the purpose of funding capital expenditures and start-up costs associated with the deployment of VoIP Services (as defined herein);

WHEREAS, the Borrower desires to obtain pursuant to this Agreement, from the Lender, a Term Loan Commitment pursuant to which Term Loans may be made to the Borrower in a maximum aggregate principal amount not to exceed U.S.$ 10,000,000, with the proceeds of the Term Loans to be used for the purposes set forth in the first recital;

WHEREAS, the Term Loans (at the time of creation thereof) are and shall be secured by the hypothecs and security interests granted by the Borrower in favour of the Lender pursuant to the provisions of the Security Agreements; and

WHEREAS, the Lender is willing to make Term Loans available to the Borrower on the terms and subject to the conditions hereinafter set forth;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

1.1 DEFINED TERMS

The following terms when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "AFFILIATE" means any Person, however organized, that, directly or indirectly, Controls, is Controlled by or is under common Control with the applicable party. For purposes of this Agreement "CONTROL," and variations of "CONTROL" means:

     (a) ownership of a majority of the voting power of those classes of voting stock entitled to vote in the election of directors, whether as a result of equity ownership interests, voting agreements or otherwise; or

     (b) ownership of a majority of the beneficial interests in income and capital of an entity other than a corporation.

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                                       -2-


     "AGREEMENT" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, restated or otherwise modified from time to time and in effect on such date.

     "AUTHORIZED OFFICER" means those officers of the Borrower whose signatures and incumbency shall have been certified to the Lender pursuant to the terms of the Master Supply Agreement or as updated by the Borrower from time to time and similarly certified.

     "BORROWER" is defined in the preamble and includes its successors and assigns.

     "BORROWER'S ACCOUNT" means the following bank account:

          Bank: Bank of America, California
          1850 Gateway Boulevard
          Concord, CA 94520-3282

          A/C Name: Clearwire Corporation
          Account No.: 1459915587
          ABA: 121000358

     "BORROWING" means Term Loans made by the Lender.

     "BORROWING DATE" is defined in Section 2.2.

     "BORROWING REQUEST" means a Term Loan request and certificate to be duly executed and delivered by an Authorized Officer substantially in the form of Exhibit C hereto.

     "BUSINESS Day" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Seattle, Washington or Montreal, Canada.

     "CANADA" means Canada and any province or territory thereof.

     "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "DISPOSITION" (or similar words such as "DISPOSE") means any sale, transfer, lease, contribution or other conveyance (including by way of merger or pledge) of, or the granting of options, warrants or other rights to, any of the Secured Property to any Person other than the Borrower in a single transaction or series of transactions.

     "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to Section 9.8.

     "EVENT OF DEFAULT" is defined in Section 8.1.

     "FILING STATEMENTS" is defined in Section 5.2.

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                                       -3-


     "GOVERNMENTAL AUTHORITY" means the government of Canada or the United States, any other nation or any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "HEREIN," "HEREOF," "HERETO," "HEREUNDER" and similar terms contained in this Agreement or in any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "INDEMNIFIED LIABILITIES" is defined in Section 9.4.

     "INDEMNIFIED PARTIES" is defined in Section 9.4.

     "LENDER" is defined in the preamble and includes its successors and assigns.

     "LIEN" means mortgages, pledges, liens, hypothecs, charges, security agreements or other encumbrances or other arrangements that in substance secure payment or performance of an obligation, statutory and other non-consensual liens or encumbrances and includes lease, title retention agreements, restrictions, development or similar agreements, rights-of-way, title defect, adverse claims or interests, trusts or deemed trusts, options to acquire or the interests of a vendor or lessor under any conditional sale agreement or capital lease, and "Lien" means any one of such Liens.

     "LOAN DOCUMENTS" means, collectively, this Agreement, the Term Notes and each other agreement, certificate, document or instrument delivered in satisfaction of the requirements hereof or of any other Loan Document, in each case as amended, supplemented, restated or otherwise modified from time to time.

     "MASTER SUPPLY AGREEMENT" means the master supply agreement among BCE Nexxia Corporation, Bell Canada, the Borrower and Clearwire LLC dated as of March 16, 2005.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on

     (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or the Secured Property;

     (b)  the rights and remedies of the Lender under any Loan Document;

     (c) the ability of the Borrower to perform its Obligations under any Loan Document; or

     (d)  the validity or enforceability of any Loan Document.

     "OBLIGATIONS" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower arising under or in connection with a Loan Document, including the principal of, and premium, if any, and interest on, the

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                                       -4-


     Term Loans (including interest accruing during (or which would have accrued but for) the pendency of any proceeding of the type described in Section 8.1(d), whether or not allowed in such proceeding).

     "PERMITTED LIEN" means a Lien permitted pursuant to Section 7.2(a).

     "PERSON" means any individual, entity or organization, and includes an individual, a corporation, a partnership, a trust, an unincorporated organization or association, the government of a country or any political subdivision thereof, or any agency or department of any such government, and the executors, administrators or other legal representatives of an individual in such capacity.

     "SECURED PROPERTY" means those assets of the Borrower subject to a security interest or hypothec in favour of the Lender granted pursuant to any Security Agreement.

     "SECURITY AGREEMENTS" means the security agreements and movable hypothec agreements to be duly executed and delivered by an Authorized Officer pursuant to the terms of this Agreement, substantially in the form of Exhibit A hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "STATED MATURITY DATE" means, with respect to all Term Loans, the third anniversary of the Effective Date.

     "SUBSIDIARY" means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

     "TAXES" means all present and future income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

     "TERM LOANS" is defined in Section 2.1.

     "TERM LOAN COMMITMENT" means the obligation of the Lender to make Term Loans pursuant to Section 2.1.

     "TERM LOAN COMMITMENT AMOUNT" means, on any date, US$10,000,000, exclusive of any interest payable on the Term Loans.

     "TERM NOTE" means a promissory note of the Borrower payable to the Lender, in substantially the form of Exhibit B hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate indebtedness of the Borrower to the Lender resulting from outstanding Term Loans, and also means all other promissory notes issued by the Borrower from time to time in substitution therefor or renewal thereof.

     "TERMINATION DATE" means the date on which all Obligations have been indefeasibly paid in full in cash and all Term Loan Commitments have terminated.

     "UNITED STATES" or "U.S." means the United States of America and any state or district thereof.

     "US$" means lawful money of the United States.

     "U.S. GAAP" is defined in Section 1.4.

     "VOIP SERVICES" has the meaning ascribed to such term in the Master Supply Agreement.

     "VOTING SECURITIES" means, with respect to any Person, securities of any class or kind ordinarily having the power to vote for the election of directors or other voting members of the governing body of such Person.

1.2  USE OF DEFINED TERMS

Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and each notice and other communication delivered from time to time in connection with any Loan Document.

1.3  CROSS REFERENCES

Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

1.4  ACCOUNTING AND FINANCIAL DETERMINATIONS

Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder shall be made, in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP").

                                    ARTICLE 2
                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

2.1  TERM LOAN COMMITMENT

The Lender agrees that it will make loans (the "TERM LOANS") to the Borrower in an amount equal to the amount requested by the Borrower pursuant to the procedures set forth in Section 2.2 provided that (a) the aggregate principal amount of all Term Loans made hereunder shall not exceed the Term Loan Commitment Amount and (b) Borrowing Requests may not be sent after July 19,2007. No amounts paid or prepaid with respect to Term Loans may be reborrowed.

2.2  TERM LOAN BORROWING PROCEDURE

By delivering a Borrowing Request to the Lender on or before 11:00 a.m., Montreal time, two Business Days prior to the date of the proposed Borrowing (the "BORROWING DATE"), the Borrower will irrevocably request that a Borrowing be made on or before 12:00 noon, Montreal time, on the Borrowing Date. The Lender shall make funds in the amount of the Borrowing available to the Borrower by wire transfer to the Borrower's Account on the Borrowing Date.

2.3  TERM NOTES

The Borrower agrees that, upon the execution of this Agreement, the Borrower will execute and deliver to the Lender a Term Note evidencing the Term Loans made by, and payable to the order of, the Lender in a maximum principal amount equal to the Term Loan Commitment Amount. The Borrower hereby irrevocably authorizes the Lender to make (or cause to be made) appropriate notations on the grid attached to the Term Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of and the outstanding principal amount of the Term Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of the Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

                                    ARTICLE 3
                      REPAYMENTS, PREPAYMENTS AND INTEREST

3.1  REPAYMENTS AND PREPAYMENTS

The Borrower shall repay in full the unpaid principal amount of each Term Loan upon the Stated Maturity Date. Prior thereto:

     (a) From time to time on any Business Day, the Borrower may make a voluntary prepayment, without premium or penalty, in whole or in part, of the outstanding principal amount of any Term Loans, together with such interest as may have accrued, as provided below, on the principal amount being prepaid.

     (b) Immediately upon any acceleration of the Stated Maturity Date of any Term Loans pursuant to Section 8.2 or Section 8.3, the Borrower shall repay all Term Loans, together with such interest or other amounts as may have accrued with respect thereto.

3.2  INTEREST

Interest on the outstanding principal amount of the Term Loans shall accrue at a rate of 7% per annum and be payable in accordance with Section 3.4.

3.3  POST-MATURITY AND DEFAULT RATES

After the date upon which the principal amount of any Term Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, or upon the occurrence and continuance of an Event of Default, the Borrower shall pay interest (after as well as before judgment) on all Obligations at a rate per annum equal to the rate prescribed in Section 3.2 plus 2% per annum.

3.4  PAYMENT DATES

Interest accrued on each Term Loan shall be payable upon the earlier of:

     (a)  the Stated Maturity Date;

     (b) the date of any payment or prepayment, in whole or in part, of principal outstanding on such Term Loan on the principal amount so paid or prepaid; and

     (c)  the date that the Stated Maturity Date is accelerated pursuant to
          Section 8.2 or Section 8.3.

Interest accrued on Term Loans or other monetary Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

                                    ARTICLE 4
                           TAXES AND OTHER PROVISIONS

4.1  TAXES

The Borrower covenants and agrees as follows with respect to Taxes:

     (a) Any and all payments made by the Borrower to the Lender under each Loan Document shall be made without setoff, counterclaim or other defence, and free and clear of, and without deduction or withholding for or on account of, any Taxes, unless so required by applicable law Or regulation. Following the imposition of any Tax on any payment by the Borrower in consequence of which the Borrower pays an additional amount under this Section 4.1(a) or makes an indemnity payment under
          Section 4.1(c), the Lender shall use commercially reasonable efforts to claim a refund of any such Tax or a credit against or relief or remission for or repayment of any Taxes otherwise payable by it because of the payment of such Tax which in Lender's sole opinion (acting in good faith) is both identifiable and quantifiable by it without requiring Lender or its professional advisors to expend a commercially unreasonable amount of time or incur a commercially unreasonable cost in so identifying or quantifying (any of the foregoing, to the extent so identifiable and quantifiable, being referred to as a "TAX CREDIT"), and the Lender shall, to the extent that it can do so without prejudice to the retention of the relevant Tax Credit and subject to Borrower's obligation to repay promptly on demand by Lender the amount to Lender if the relevant Tax Credit is subsequently disallowed or cancelled, reimburse the Borrower promptly after receipt of such Tax Credit by Lender with such amount as Lender shall in its sole opinion (acting in good faith) have concluded to be the amount or value to it of the relevant Tax Credit (but only to the extent of the indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes giving rise to such Tax Credit). In the event that any Taxes imposed by any Governmental Authority are required to be deducted or withheld from any payment made by the Borrower to the Lender under any Loan Document, then:

          (i) the amount payable by the Borrower to the Lender shall be increased by such additional amounts as may be necessary so that, after withholding or deduction for, or on account of, such Taxes (including for greater certainty Taxes required to be deducted or withheld from such additional amounts), the Lender receives an amount that is not less than the full amount provided for in such Loan Document; and

          (ii) the Borrower shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i)) and shall pay such withheld Taxes to the Governmental Authority imposing such Taxes in accordance with applicable law.

     (b) As promptly as practicable after the withholding of any Taxes pursuant to clause (a)(ii), and in any event within 45 days after the date on which such Taxes are due to the applicable Governmental Authority, the Borrower shall furnish, or cause to be furnished, to the Lender a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes to the applicable Governmental Authority.

     (c) The Borrower shall indemnify the Lender for any incremental Taxes that may become payable by the Lender as a result of any failure of the Borrower to pay any Taxes imposed by any Governmental Authority that are required to be deducted and withheld from any payment made by the Borrower under any Loan Document when due to the appropriate Governmental Authority or to deliver to the Lender documentation evidencing the payment of Taxes, all as required pursuant to clause
          (a) or (b). Such indemnification shall be made within 30 days after the date the Lender makes written demand therefor and provides to the Borrower evidence of such Taxes having become payable. The Borrower acknowledges that any payment made to the Lender or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

4.2  PAYMENTS, COMPUTATIONS, ETC.

Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to each Loan Document shall be made by the Borrower to the Lender without setoff, deduction or counterclaim not later than 5:00 p.m. (Montreal time) on the date due in same day or immediately available funds to such account as the Lender shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Lender on the next succeeding Business Day. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 365 or 366 days, as applicable. Payments due on a day other than a Business Day shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

                                    ARTICLE 5
                            CONDITIONS TO TERM LOANS

5.1  CONDITIONS PRECEDENT TO INITIAL BORROWING

The obligation of the Lender to fund the initial Borrowing hereunder is subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in Sections 5.2 through 5.7, which conditions shall be deemed satisfied or waived upon the funding of such initial Borrowing.

5.2  FILING STATEMENTS

All financing statements, applications for registration in respect of hypothecs and other filings required under Canadian personal property security legislation and termination statements or discharge statements required under Canadian movable personal property security legislation and pursuant to the Loan Documents (collectively, the "FILING STATEMENTS") shall have been delivered to the Lender for filing in order to perfect and render opposable against third parties the hypothecs and security interests granted by the Borrower in favour of the Lender pursuant to the Security Agreements and to give effect to the provisions of Sections 6.6 and 7.2(a).

5.3  SECURITY AGREEMENTS

The Lender shall have received each of the Security Agreements duly executed and delivered by an Authorized Officer and all Liens granted to the Lender thereunder shall be duly perfected to provide the Lender a security interest in and a Lien on the Secured Property free and clear of other Liens except Permitted Liens.

5.4  DELIVERY OF TERM NOTES

The Lender shall have received the Term Note duly executed and delivered by an Authorized Officer.

5.5  REQUIRED CONSENTS AND APPROVALS

All required material consents and approvals shall have been duly obtained and be in full force and effect with respect to the transactions contemplated hereby from any Person whose consent or approval is so required to effect the transactions contemplated hereby.

5.6  COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC.

At the time of the making of the Term Loans the following statements shall be true and correct:

     (a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct; and

     (b)  no Default shall have then occurred and be continuing.

5.7  SATISFACTORY LEGAL FORM

All documents executed or submitted pursuant hereto by or on behalf of the Borrower shall be reasonably satisfactory in form and substance to the Lender and its counsel, and the Lender and its counsel shall have received all information, approvals, opinions, documents or instruments as the Lender or its counsel may reasonably request.

5.8  CONDITIONS PRECEDENT TO ALL BORROWINGS

     (a) The obligation of the Lender to fund Borrowings or otherwise give effect to any Borrowing Request hereunder is subject to the conditions precedent that on the date of such Borrowing Request and Borrowing,
          (x) the representations and warranties contained in Article 6 are true and correct on such date, all as though made on and as of such date except for those changes to the representations and warranties which have been disclosed to and consented to by the Lender and any representation or warranty which is stated to be made as of a certain date; and (y) no event or condition has occurred or is continuing or would result from such Borrowing or giving effect to such Borrowing Request, which constitutes a Default or Event of Default.

     (b) Each of the giving of any Borrowing Request by the Borrower and the acceptance by the Borrower of any Borrowing shall be deemed to constitute a representation and warranty by the Borrower that, on the date of such Borrowing Request or Borrowing, as the case may be, and after giving effect thereto and to the application of any proceeds therefrom, the statements set forth in Sections 5.2 through 5.7 are true and correct.

                                    ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into this Agreement and to make the Term Loans hereunder, the Borrower represents and warrants to the Lender as set forth in Sections 6.1 through 6.6 of this Article.

6.1  ORGANIZATION AND GOOD STANDING

The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

6.2  AUTHORIZATION AND VALIDITY OF AGREEMENT

The Borrower has full corporate power and authority to execute and deliver the Loan Documents and to perform its obligations hereunder. The execution, delivery and performance by it of the Loan Documents have been duly and validly authorized and no additional corporate authorization or consent is required in connection with the execution, delivery and performance by it of the Loan Documents. The Loan Documents have been duly and validly executed and constitute valid and legally binding obligations, enforceable against the Borrower in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

6.3  CONFLICTS WITH OTHER AGREEMENTS

The execution of the Loan Documents by the Borrower and the performance of its obligations thereunder does not and will not violate or conflict with the terms and conditions of any other agreement, arrangement or understanding entered into by it.

6.4  AUTHORIZATIONS

The Borrower has obtained and shall maintain in full force during the term of this Agreement such federal, state and local authorizations, including, but not limited to, from any Governmental Authority, as are necessary to perform its obligations under the Loan Documents.

6.5  COMPLIANCE WITH LAW

The Borrower shall at all times comply with all applicable laws, rules, and regulations relating to the execution, delivery, and performance of the Loan Documents.

6.6  PRIORITY OF SECURITY INTERESTS

The Liens granted to the Lender in the Secured Property are first priority security interests and first ranking hypothecs and no Liens exist on the Secured Property, other than the Permitted Liens.

                                    ARTICLE 7
                                    COVENANTS

7.1  AFFIRMATIVE COVENANTS

The Borrower covenants and agrees with the Lender that until the Termination Date has occurred, the Borrower will perform or cause to be performed the obligations set forth below:

     (a) MAINTENANCE OF EXISTENCE; COMPLIANCE WITH LAWS, ETC. The Borrower will:

          (i) do all things necessary to remain duly organized, validly existing and in good standing in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except in each case where the failure to take such action could not reasonably be expected to have a Material Adverse Effect;

          (ii) do all things reasonably necessary to renew, extend and continue in effect all authorizations which may at any time and from time to time be necessary to operate and own the business and assets of the Borrower in compliance with all applicable laws and regulations, except in each case where the failure to so comply could not reasonably be expected to have a Material Adverse Effect;

          (iii) obtain and maintain all licenses, permits and approvals necessary or desirable to carry on business and make, on or before when due, all filings required by all Governmental Authorities, except in each case where the failure to take such action could not reasonably be expected to have a Material Adverse Effect; and

          (iv) comply with all applicable laws, rules, regulations, agreements and orders, except where the failure to take such action could not reasonably be expected to have a Material Adverse Effect.

     (b) BOOKS AND RECORDS. The Borrower will keep books and records in accordance with U.S. GAAP which present fairly the financial condition of the Borrower in all material respects as at the date thereof.

     (c) USE OF PROCEEDS. The Borrower will apply the proceeds of the Term Loans in accordance with the first recital herein.

     (d) FUTURE SECURITY, ETC. The Borrower will execute any documents, Filing Statements, agreements and instruments, and take all further action (including filing mortgages) that may be required under applicable law, or that the Lender may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority and ranking (subject to Permitted Liens) of the Liens created or intended to be created by the Loan Documents on the Secured Property.

7.2  NEGATIVE COVENANTS

The Borrower covenants and agrees with the Lender that until the Termination Date has occurred, the Borrower will perform or cause to be performed the obligations set forth below.

     (a) LIENS. The Borrower will not create, incur, assume or permit to exist any Lien upon any of the Secured Property, whether now owned or hereafter acquired, except (a) Liens securing payment of the Obligations, (b) Liens attaching to the

          Secured Property by operation of law, or (c) purchase money Liens (to the extent that the acquisition of any Secured Property has not been financed with proceeds of the Term Loans) (collectively, the "PERMITTED LIENS").

     (b) CONSOLIDATION, MERGER, ETC. The Borrower will not, without the prior consent of the Lender, or as permitted under the Master Supply Agreement, liquidate or dissolve, consolidate with, or merge into or with, any other Person unless, in either case, the resulting or surviving Person assumes all of the Borrower's obligations under each of the Loan Documents.

     (c) PERMITTED DISPOSITIONS. Except as permitted under the Master Supply Agreement, the Borrower will not Dispose of any of the Secured Property to any Person in one transaction or series of transactions unless:

          (i) the Borrower delivers notice of such Disposition to the Lender and such other documents relating thereto as the Lender may request at least 15 days prior to the date thereof; and

          (ii) the Lender has delivered to the Borrower its written consent to such Disposition.

     (d) RESTRICTIVE AGREEMENTS, ETC. The Borrower will not enter into any agreement prohibiting or limiting:

          (i) the creation or assumption of any Lien upon the Secured Property, whether now owned or hereafter acquired; or

          (ii) the ability of the Borrower to amend or otherwise modify any Loan Document;

          and any such restrictions in any Loan Document shall not be deemed to be a breach of this Section 7.2(d).

                                    ARTICLE 8
                               EVENTS OF DEFAULT

8.1  LISTING OF EVENTS OF DEFAULT

Each of the following events or occurrences described in this Article shall constitute an "EVENT OF DEFAULT."

     (a) NON-PAYMENT OF OBLIGATIONS. The Borrower shall default in the payment or prepayment when due of (i) any principal on any Term Loan; or (ii) any interest on any Term Loan or any other monetary Obligation and such default shall continue unremedied for a period of 3 Business Days after notice from the Lender.

     (b) BREACH OF WARRANTY. Any representation or warranty of the Borrower made or deemed to be made in any Loan Document (including any certificates delivered pursuant to Article 5) is or shall be incorrect when made or deemed to have been made.

     (c) NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall fail to perform or observe any of its covenants under the Loan Documents (other than as provided in Section 8.1(a) and 8.1(d)) and any such failure shall continue unremedied for a period of 30 days after becoming aware of such breach.

     (d)  BANKRUPTCY, INSOLVENCY, ETC. The Borrower shall:

          (i) become insolvent or generally fail to pay, or admit in writing its insolvency or inability generally to pay debts as they become due;

          (ii) apply for, consent to, or acquiesce in the appointment of a trustee, receiver or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

          (iii) in the absence of the application, consent or acquiescence referred to in clause (ii), permit or suffer to exist the appointment of a trustee, receiver or other custodian for a substantial part of the property of any thereof, and such trustee, receiver or other custodian shall not be discharged within 60 days; provided that the Borrower hereby expressly authorizes the Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents;

          (iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by the Borrower, such case or proceeding shall be consented to or acquiesced in by the Borrower, or shall result in the entry of an order for relief or shall remain for 30 days undismissed; provided that the Borrower hereby expressly authorizes the Lender to appear in any court conducting any such case or proceeding during such 30-day period to preserve, protect and defend their rights under the Loan Documents; or

          (v) take any action authorizing, or in furtherance of, any of the foregoing.

     (e) IMPAIRMENT OF SECURITY, ETC. Any Loan Document or any portion of any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower; the Borrower shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

     (f) PAYMENT OF OTHER DEBT. The Borrower (i) fails to make any payment or payments when due (after the expiration of any applicable grace period (or any payments in the aggregate)) to any Person in relation to any indebtedness where the principal amount of such payments not paid when due are in excess of U.S.$10,000,000, or (ii) defaults in the observance or performance of any other agreement of which the principal amount then outstanding is in excess of U.S.$10,000,000, or of any instrument or agreement evidencing, securing or relating to such indebtedness, or any other event shall occur or condition exist, the effect of which default, event or other condition is to cause, or to permit the holder of such indebtedness to cause such indebtedness to become due prior to its stated maturity date.

8.2  ACTION IF BANKRUPTCY

If any Event of Default described in clauses (i) through (v) of Section 8.1(d) shall occur, the Stated Maturity Date shall automatically be accelerated and the outstanding principal amount of all outstanding Term Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand to any Person.

8.3  ACTION IF OTHER EVENT OF DEFAULT

If any Event of Default (other than any Event of Default described in clauses
(i) through (v) of Section 8.1(d)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Lender may by notice to the Borrower accelerate the Stated Maturity Date and declare all or any portion of the outstanding principal amount of the Term Loans and other Obligations to be due and payable, whereupon the full unpaid amount of such Term Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment.

                                    ARTICLE 9
                            MISCELLANEOUS PROVISIONS

9.1  WAIVERS, AMENDMENTS, ETC.

The provisions of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Lender.

No failure or delay on the part of the Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Lender under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder. All remedies shall be cumulative, and not exclusive of any and all other remedies, whether provided pursuant to the Loan Documents or at law or otherwise.

9.2  NOTICES; TIME

All notices and other communications provided under each Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted, if to the Borrower or the Lender, to each applicable Person at its address or facsimile number set forth below its signature in this Agreement, or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. The parties hereto agree that delivery of an executed counterpart of a signature page to this Agreement and each other Loan Document by facsimile shall be effective as delivery of an original executed counterpart of this Agreement or such other Loan Document. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to Montreal time.

9.3  PAYMENT OF COSTS AND EXPENSES

The Borrower agrees to pay on demand all expenses of the Lender and its agents (including the reasonable fees, out-of-pocket expenses and other charges of counsel to the Lender who may be retained by or on behalf of the Lender) in connection with the enforcement of any rights under any Loan Document.

The Borrower further agrees to pay, and to save the Lender harmless from all liability for, any stamp or other Taxes which may be payable in connection with the execution or delivery of each Loan Document, the making of the Term Loans or the issuance of the Term Notes. The Borrower also agrees to reimburse the Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel) in connection with (x) the negotiation of any restructuring or "work-out" with the Borrower, whether or not consummated, of any Obligations, and (y) the enforcement of any Obligations.

9.4  INDEMNIFICATION

In consideration of the execution and delivery of this Agreement and the financing arrangements contemplated hereby, the Borrower hereby indemnifies, exonerates and holds the Lender and its officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to the entering into and performance of any Loan Document by any of the Indemnified Parties, except for Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

9.5  SURVIVAL

The obligations of the Borrower under Sections 4.1, 9.3 and 9.4, shall in each case survive any assignment from the Lender to another lender (in the case of Sections 9.3 and 9.4) and the occurrence of the Termination Date. The representations and warranties made by the Borrower in each Loan Document shall survive the execution and delivery of such Loan Document, until the Termination Date.

9.6  SEVERABILITY

Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

9.7  HEADINGS

The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

9.8  EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC.

This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and the Lender shall have been received by the Lender and the Borrower, respectively.

9.9  GOVERNING LAW; ENTIRE AGREEMENT

This Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Quebec and the federal laws of Canada applicable in the Province of Quebec. The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

9.10 SUCCESSORS AND ASSIGNS

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender.

9.11 OTHER TRANSACTIONS

Nothing contained herein shall preclude the Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

9.12 CONSENT TO JURISDICTION

Each Party irrevocably submits to the non-exclusive jurisdiction of the courts of competent jurisdiction in the Province of Quebec located in the City of Montreal in respect of any action or proceeding relating in any way to this Agreement.

The Parties shall not raise any objection to the venue of any proceedings in any such court, including the objection that the proceedings have been brought in an inconvenient forum.

9.13 WAIVER OF JURY TRIAL

THE LENDER, AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT.

9.14 PAYMENTS IN OTHER CURRENCIES

Any payment on account of an amount payable hereunder or under any other Loan Document in a particular currency (the "PROPER CURRENCY") made to or for the account of the Lender in a currency (the "OTHER CURRENCY") other than the proper currency, whether pursuant to a judgment or order of any court or tribunal or otherwise and whether arising from the conversion of any amount denominated in one currency into any other currency for the purpose of making or filing a claim, obtaining an order or judgment, enforcing an order or judgment or otherwise, shall constitute a discharge of the Borrower's obligation under this Agreement or the applicable Loan Document only to the extent of the amount of the proper currency which the Lender is able, in the normal course of its business within one Business Day after receipt by it of such payment, to purchase with the amount of the other currency so received. If the amount of the proper currency which the Lender is so able to purchase is less than the amount of the proper currency originally due to it under the this Agreement or the applicable Loan Document, the Borrower shall indemnify and save the Lender harmless from and against any loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from any other obligation contained in this Agreement or any other Loan Document, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Lender from time to time, shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Agreement or any applicable Loan Document or under any judgment or order and shall not terminate as a result of any order of foreclosure or taking in payment made in respect of any Security Agreement given to or for the benefit of the Lender.

9.15 LANGUAGE

The parties confirm that it is their wish that this Agreement as well as any other documents relating thereto, including without limitation notices, schedules and authorizations, have been and shall be drawn up in the English language only. Les signataires confirment leur volonte que la presente convention de meme que tous les documents s'y rattachant, y compris tout avis, annexe et autorisation, soient rediges en anglais seulement.

                           [INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        CLEARWIRE CORPORATION, as the Borrower


                                        By: /s/ John Butler
                                            ------------------------------------
                                        Name: John Butler
                                        Title: CFO

                                        Address: 5808 Lake Washington Blvd NE
                                                 Suite 300
                                                 Kirkland, WA 98033

                                        Fax: (###-##-####

                                        Attention: Benjamin Wolff

                                        with a copy to:

                                        Fax: (425)216-7900

                                        Attention: Law Department

                                        and with a copy to:

                                        Address: Davis Wright Tremaine
                                                 2600 Century Square
                                                 1501 Fourth Avenue
                                                 Seattle, WA 98101-1688

                                        Attention: Julie Weston

                                        BELL CANADA, as the Lender


                                        By: /s/ Martine Turcotte
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Chief Legal Officer


                                        By: N/A
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address: 1000, rue de la Gauchetiere
                                                 Ouest Montreal, Quebec H3B 4Y7

                                        Fax: (514) 870-4877

                                        Attention: Chief Legal Officer

                                    EXHIBIT A
                          FORM OF SECURITY AGREEMENTS

                                    EXHIBIT B
                            FORM OF PROMISSORY NOTE

                                   EXHIBIT C
                           FORM OF BORROWING REQUEST

                                   EXHIBIT B

                                PROMISSORY NOTE

                                                                MONTREAL, QUEBEC

                                                              DATE: JULY 19,2005

FOR VALUE RECEIVED the undersigned unconditionally promises to pay, to BELL CANADA (the "LENDER") or to its order, at its offices at Montreal, Quebec, in lawful money of the United States of America, the principal amount, together with interest thereon, of each and all loans made by the Lender to the undersigned, all as recorded by the Lender on the grid on the reverse hereof and, if applicable, on the grid(s) subsequently numbered and attached hereto as schedules (collectively the "GRID") in accordance with the terms of a credit agreement (the "CREDIT AGREEMENT") dated as of July 19, 2005 between the Lender and the undersigned, as said agreement may be amended from time to time.

The principal amount (including any overdue interest) of each loan evidenced hereunder shall bear interest, both before and after demand or maturity (as applicable), default and judgment and shall be paid in accordance with the terms of and at the annual rate set forth in the Credit Agreement.

The undersigned hereby waives demand, presentment for payment, notice of non-payment, notice of protest of this note and the right to assert in any action or proceeding with regard to this note any set-offs or counterclaims which the undersigned may have. No failure or delay by the Lender in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude the further exercise thereof or the exercise of any other right.

Other than in cases of manifest error, the undersigned agrees that the entries by the Lender on the Grid of advances and payments shall be prima facie proof of the matters so recorded. The failure to record any amount on the Grid, however, shall not limit the obligation of the undersigned to repay the principal amount of the loans under the Credit Agreement together with interest accruing thereon or limit the right of the Lender to recover any amount due and payable.

This note shall be governed by and construed in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

                                        CLEARWIRE CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

THIS IS SCHEDULE NO. 1 TO A PROMISSORY NOTE OF CLEARWIRE CORPORATION TO BELL CANADA DATED THE 19th DAY OF JULY, 2005.

                               LOANS AND PAYMENT

                                   TERM LOAN

        AMOUNT    AMOUNT   TOTAL PRINCIPAL   NOTATION
DATE   ADVANCED    PAID      OUTSTANDING      MADE BY
----   --------   ------   ---------------   --------


                                   EXHIBIT C

                           FORM OF BORROWING REQUEST

                                                                          [Date]

Bell Canada
1000 De La Gauchetiere West
Suite 3700
Montreal, Quebec H3B 4Y7

Attention: Chief Legal Officer

Ladies and Gentlemen:

          The undersigned, Clearwire Corporation, refers to the credit agreement dated as of July 19, 2005 (as amended, supplemented, replaced or restated from time to time, the "CREDIT AGREEMENT," the terms defined therein being used herein as therein defined) between Clearwire Corporation and Bell Canada, and hereby gives you notice pursuant to Section 2.2 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and, in that connection sets forth below the information relating to such Borrowing as required by Section 2.2 of the Credit Agreement:

     (a)  The date of the Borrowing, being a Business Day, is _____.

     (b)  The aggregate amount of the Borrowing is _____.

The undersigned hereby certifies and confirms that on the date of this Borrowing Request and the date of the corresponding Borrowing, and immediately after giving effect thereto and to the application of any proceeds therefrom, (x) the representations and warranties contained in Article 6 of the Credit Agreement are true and correct on and as of each such date, all as though made on and as of each such date, except for any representation and warranty which is stated to be made as of a certain date, and (y) no event or condition has occurred and is continuing, or would result from such Borrowing or giving effect to this Borrowing Request, which constitutes a Default or an Event of Default.

The undersigned further confirms and certifies to the Lender that the proceeds of the proposed Borrowing will be used solely for the purposes permitted by the Credit Agreement.

                                        Yours truly,

                                        CLEARWIRE CORPORATION


                                        Per:
                                             -----------------------------------
                                             Authorized Signatory

                          AMENDMENT TO CREDIT AGREEMENT

This Amendment to Credit Agreement (this "AMENDMENT"), dated as of February___, 2006 is between CLEARWIRE CORPORATION, a Delaware corporation (the "BORROWER"), and BELL CANADA, a Canadian corporation (the "LENDER").

RECITALS

A. The Borrower and the Lender are parties to a Credit Agreement made as of July 19, 2005 (the "EXISTING CREDIT AGREEMENT").

B. The Borrower has requested amendments to certain provisions of the Existing Credit Agreement.

C. The Lender has agreed to amend the provisions of the Existing Credit Agreement that the Borrower has requested be amended on the terms and subject to the conditions contained in this Amendment.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 - INTERPRETATION

1.1  DEFINITIONS

Capitalized terms used and not defined in this Amendment have the meanings given to them in the Existing Credit Agreement and, for the purposes of this amendment only, the term "AMENDMENT DATE" has the meaning given to that term in Section
5.1 of this Amendment.

1.2  INCORPORATION INTO EXISTING CREDIT AGREEMENT

The Existing Credit Agreement and this Amendment shall henceforth be read together and shall have the effect as if all the provisions of such agreements were contained in one agreement (the Existing Credit Agreement, as amended by this Amendment, the "AMENDED CREDIT AGREEMENT").

SECTION 2 - AMENDMENT OF ARTICLE 1 OF THE EXISTING CREDIT AGREEMENT

2.1  AMENDMENT OF SECTION 1.1 - DEFINED TERMS

On and after the Amendment Date, Section 1.1 of the Existing Credit Agreement is amended by deleting the definition of "EFFECTIVE DATE" and replacing it with the following:

     "EFFECTIVE DATE" means July 19, 2005.

SECTION 3 - AMENDMENT OF ARTICLE 7 OF THE EXISTING CREDIT AGREEMENT

3.1  AMENDMENT OF SECTION 7.2(A) - LIENS

On and after the Amendment Date, Section 7.2(a) of the Existing Credit Agreement is amended and restated as follows:

          LIENS. The Borrower will not create, incur, assume or permit to exist any Lien upon any of the Secured Property, whether now owned or hereafter acquired, except (a) Liens securing payment of the Obligations, (b) Liens attaching to the Secured Property by operation of law, (c) purchase money Liens (to the extent that the acquisition of any Secured Property has not been financed with proceeds of the Term Loans), or (d) Liens in favour of a lender to Borrower or its Affiliates which are subordinate in rank to the Liens in favour the Lender (collectively, the "PERMITTED LIENS").

3.2  AMENDMENT OF SECTION 7.2(C) - PERMITTED DISPOSITIONS

On or after the Amendment Date, Section 7.2(c) of the Existing Credit Agreement is amended by inserting the following at the end of such Section:

          Notwithstanding the foregoing, the Borrower may Dispose of any Secured Property to a wholly-owned Subsidiary of the Borrower provided that, prior to any such Disposition, such Subsidiary delivers a guarantee of the Borrower's Obligations hereunder and such other security agreements, hypothecs and other documentation as the Lender may reasonably require to ensure that the Lender retains a first priority security interest and first ranking hypothec with respect to all of the Secured Property. Upon the receipt of such guarantee and security agreements, hypothecs and other documentation, the Lender agrees to file such financing change statements or other termination statements or discharges as are necessary to register in the public record the termination of Lender's Liens against the Borrower with respect to the Secured Property so Disposed of.

SECTION 4 - REPRESENTATIONS AND WARRANTIES

4.1  REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT

The Borrower represents and warrants to the Lender that, after giving effect to this Amendment on the Amendment Date, each of the representations and warranties of the Borrower contained in the Existing Credit Agreement and each of the other Loan Documents is true and correct on and as of the Amendment Date as if made on such date, except to the extent any such representation or warranty expressly relates to an earlier date and except for changes expressly permitted or expressly contemplated by the Existing Credit Agreement.

4.2  NO DEFAULT OR EVENT OF DEFAULT

The Borrower represents and warrants to the Lender that, after giving effect to this Amendment on the Amendment Date, no Default or Event of Default shall be continuing.

SECTION 5 - CONDITIONS PRECEDENT

5.1  CONDITIONS PRECEDENT TO THIS AMENDMENT BECOMING EFFECTIVE

This Amendment shall become effective as of the date on which three original copies of this Amendment, or counterparts hereof, shall have been (i) duly executed by the Borrower and the Lender, and (ii) delivered to the Borrower and the Lender (such date is referred to herein as the "AMENDMENT DATE").

SECTION 6 - MISCELLANEOUS

6.1  RATIFICATION AND CONFIRMATION OF LOAN DOCUMENTS

Except as specifically amended by this Amendment, the Existing Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties agree that, by entering into and performing their respective obligations hereunder, this Amendment shall not constitute a novation and shall in no way adversely affect or impair the priority of Liens granted by the Loan Documents.

6.2  RESERVATION OF RIGHTS AND REMEDIES

This Amendment shall not, except as expressly provided herein, operate as a waiver of any right or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provisions of the Loan Documents. The Lender reserves all of its rights to proceed to enforce its rights and remedies at any time and from time to time in connection with any and all Defaults or Events of Default now existing or hereafter arising.

6.3  COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall together constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

6.4  LOAN DOCUMENT

This Amendment constitutes a Loan Document.

                           [INTENTIONALLY LEFT BLANK]

The parties have executed this Amendment.

                                        CLEARWIRE CORPORATION, as
                                        Borrower


                                        By: /s/ John Butler
                                            ------------------------------------
                                        Name: John Butler
                                        Title: CFO


                                        BELL CANADA, as Lender


                                        By: /s/ Michael Boychuk
                                            ------------------------------------
                                        Name: Michael Boychuk
                                        Title: Senior Vice President & Treasurer